Ex 3J
SUPPLEMENT NO. 10 dated as of April __, 2009, to the Guarantee Agreement dated as of February 6, 2006, as subsequently supplemented, among CRC HEALTH GROUP, INC. (“Holdings”), CRC HEALTH CORPORATION, the Subsidiaries of the Borrower (as defined below) identified herein and CITIBANK, N.A., as Administrative Agent.

A.           Reference is made to the Credit Agreement dated as of February 6, 2006 (as amended and restated as of November 17, 2006 and as subsequently amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRC Health Group, Inc., a Delaware corporation (“Holdings”), CRC Health Corporation, a Delaware corporation (“Borrower), the Guarantors party thereto (collectively, the “Guarantors”), Citibank, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse, as Co-Documentation Agents.

B.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein.

C.           The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the L/C Issuers to issue Letters of Credit.  Section 4.14 of the Guarantee Agreement provides that additional Restricted Subsidiaries of the Borrower may become Subsidiary Parties under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement.  Each of the undersigned Restricted Subsidiaries (individually, a “New Subsidiary” and collectively, the “New Subsidiaries”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1.  In accordance with Section 4.14 of the Guarantee Agreement, each New Subsidiary by its signature below becomes a Subsidiary Party (and accordingly, becomes a Guarantor) and Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Party and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Party and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof.  Each reference to a “Guarantor” in the Security Agreement shall be deemed to include each New Subsidiary.  The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2.  Each New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signatures of the New Subsidiaries and the Administrative Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.  Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.  All communications and notices hereunder shall be in writing and given as provided in Section 4.01 of the Guarantee Agreement.

SECTION 8.  Each New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Subsidiary and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

LOAN HOLDINGS, LLC

By:	______________________________

Name: Kevin Hogge

Title: Chief Financial Officer

LOAN ADMINISTRATION, LLC

By:	______________________________

Name: Kevin Hogge

Title: Chief Financial Officer

LONE STAR EXPEDITIONS, INC.

By:	______________________________

Name: Kevin Hogge

Title: Chief Financial Officer

CITIBANK, N.A.

By:	______________________________

Name:

Title:

Signature Page to Supplement to Guarantee Agreement